UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      July 18, 2005
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                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 8.01.  Other Events.

Provectus Pharmaceuticals, Inc., issued two press releases, the first on July 18, 2005 and the second on July 21, 2005, both of which are attached hereto as exhibits and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
        (c)  Exhibits
             99.1  Press release dated July 18, 2005.
             99.2  Press release dated July 21, 2005.




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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   July 25, 2005                By:/s/ H. Craig Dees
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                                      H. Craig Dees
                                      Chief Executive Officer